UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) February 27, 1998


                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


Delaware                                1-13339                 91-1826443
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(State or other jurisdiction of      (Commission               (IRS Employer
 incorporation or organization)        File No.)             Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                              97202
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(Address of principal executive offices)                          (Zip Code)


                                 (503) 232-8844
                                 --------------
              (Registrant's telephone number, including area code)












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Item 5.  Other Events

     The consolidated financial statements of Smith's Food & Drug Centers, Inc. ("Smith's") as of December 28, 1996 and December 30, 1995, and for each of the three years in the period ended December 28, 1996 incorporated by reference in Smith's Form 10-K for the year ended December 28, 1996 have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated by reference in the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998 of Fred Meyer, Inc., Quality Food Centers, Inc. and Food 4 Less Holdings, Inc. and the Prospectus dated February 4, 1998 of Fred Meyer, Inc. Such consolidated financial statements are incorporated therein by reference in reliance upon such report given upon the authority of said firm as experts in accounting and auditing.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.

         23.1  Consent of Ernst & Young LLP.


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   February 27, 1998

                             FRED MEYER, INC.

                             By: ROGER A. COOKE
                                 -----------------------------------------------
                                 Roger A. Cooke
                                 Senior Vice President, General Counsel and
                                 Secretary

                                       2



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                                  EXHIBIT INDEX

Exhibit No.                Description                     Sequential Page No.
-----------                -----------                     -------------------
23.1                       Consent of Ernst & Young LLP.